UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2021

XPONENTIAL FITNESS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40638	84-4395129
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

17877 Von Karman Ave., Suite 100

Irvine, CA 92614

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (949) 346-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2, below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	XPOF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Asset Purchase Agreement

On October 13, 2021, BFT Franchise Holdings, LLC, a Delaware limited liability company (“Buyer”), a subsidiary of Xponential Fitness, Inc. (the “Company”), entered into an Asset Purchase Agreement (“APA”) with GRPX Live Pty Ltd., an Australian corporation, as trustee for GRPX Live Unit Trust (“GRPX Live”), Body Fit Training Company Pty Ltd, an Australian corporation, as trustee for the Body Fit Training Unit (“Body Fit Training”), Body Fit Training USA, Inc., a Delaware corporation (“BFT USA”, and together with GRPX Live and Body Fit Training, the “Sellers”), all of the shareholders and/or equity holders of each of Sellers that are party thereto (the “Shareholders”, and together with the Sellers and representative of the Sellers, the “Seller Parties”). Pursuant to the APA, Buyer (i) acquired from the Sellers certain assets relating to the concept and brand known as Body Fit Training™, BFT™ and certain derivatives thereof, including ownership of all intellectual property rights and the rights to license and franchise the concept and brand globally, including franchise systems (the “Franchise System”) in Australia, New Zealand, Canada, Singapore and the United States (the “Purchased Assets”), and (ii) assumed certain liabilities associated with the Purchased Assets, but excluding certain liabilities such as indebtedness and tax liabilities of the Sellers (the “BFT Acquisition”).

As consideration to acquire the Purchased Assets, the Company paid the Sellers in cash a purchase price of AUD $60,000,000 or U.S.$44,322,000 based on the currency exchange rate as of October 13, 2021. In addition, conditioned upon the execution and continued effectiveness of a Master Franchise Agreement (the “MFA”) between an affiliate of Buyer and the Company and Body Fit Training as described more fully in Item 8.01 below, Buyer agreed to pay certain sale bonus payments (the “Sale Bonus Payments”) to the Sellers consisting of quarterly cash payments based on the sales of the Franchise System and equipment packages in the U.S. and Canada, as well as a percentage of royalties collected by Buyer, provided that (i) aggregate minimum Sale Bonus Payments of AUD $5,000,000, or U.S.$3,693,500, shall be paid for the two year period ended December 31, 2023 and (ii) in no event shall the aggregate amount of the Sale Bonus Payments exceed AUD $14,000,000, or U.S.$10,341,800. The BFT Acquisition was closed on October 13, 2021.

The APA contains customary representations, warranties, and covenants by Buyer and the Seller Parties and customary closing conditions. Buyer and the Company, on the one hand, and the Seller Parties, on the other hand, also agreed to indemnify, subject to certain baskets and thresholds, the other party for losses incurred as a result of specified events, including breaches of representations, warranties and covenants by Buyer or the Seller Parties, as the case may be. In addition, Buyer and the Company agreed to indemnify any Seller (and any other Seller entity) named as a party to certain pending lawsuits specified in the APA (the “Seller Action Indemnitees”) for losses resulting from such lawsuits, provided that Buyer’s indemnification obligations to the Seller Action Indemnitees are limited to the claims made in the current filings as of the date of the APA.

The foregoing is only a summary of the material terms of the APA and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such summary is qualified in its entirety by reference to the APA, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Amendment to Financing Agreement

On October 8, 2021, Xponential Fitness, LLC (the “Borrower”), a subsidiary of the Company, and certain of the Company’s domestic subsidiaries, entered into a second amendment (the “Amendment”) to (i) its existing financing agreement dated as of April 19, 2021, as previously amended by the first amendment thereto dated as of July 27, 2021, with Wilmington Trust, National Association, as administrative agent and collateral agent, and the lenders party thereto, including certain entities affiliated with MSD Partners (together with the Amendment, the “Credit Agreement”) and (ii) its existing pledge and security agreement dated as of April 19, 2021, with Wilmington Trust, National Association, as collateral agent.

The Amendment provides for, among other things, additional term loans in an aggregate principal amount of $38,000,000 (the “2021 Incremental Term Loan”), the proceeds of which are to be used to fund the BFT Acquisition and the payment of fees, costs and expenses related to the Amendment. The terms of the Amendment require the consummation of the BFT Acquisition within five business days of the effective date of the Amendment. The Amendment also (i) increases the amount of the quarterly principal payments of the loans provided pursuant to the Credit Agreement (including the 2021 Incremental Term Loan) commencing on December 31, 2021 and (ii) amends the amount of the prepayment premium applicable in the event the 2021 Incremental Term Loan is prepaid within two years of the effective date of the Amendment.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment to be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 above regarding the Amendment is incorporated by reference herein.

Item 7.01	Regulation FD

On October 13, 2021, the Company issued a press release announcing the BFT Acquisition as disclosed in Item 1.01 above, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01	Other Events

In connection with the BFT Acquisition as disclosed above, an affiliate of the Company (the “Franchisor”) is expected to enter into the MFA with Body Fit Training (the “Master Franchisee”), pursuant to which the Franchisor will grant to the Master Franchisee the master franchise rights for the Body Fit Training™ and BFT™ brand in Australia, New Zealand and Singapore, and in exchange the Franchisor will receive certain fees and royalties, including a percentage of the revenue generated by the Master Franchisee under the MFA. In addition, the MFA provides the Franchisor with an opportunity to repurchase the master franchise rights granted under the MFA (the “Repurchase Opportunity”) at a purchase price based on the Master Franchisee’s EBITDA. If the Franchisor declines to repurchase the master franchise rights under the Repurchase Opportunity, the Franchisor may be required to pay a cancellation fee to the Master Franchisee.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated October 13, 2021

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XPONENTIAL FITNESS, INC.

Date: October 13, 2021	By:	/s/ Anthony Geisler
	Name:	Anthony Geisler
	Title:	Chief Executive Officer